           SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING
                     CREDIT AND GOLD CONSIGNMENT AGREEMENT


         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND GOLD CONSIGNMENT AGREEMENT (this "Amendment") is entered into as of the 31st day of January, 2005 by and among the banks that are or may from time to time become parties hereto (individually a "Bank" and collectively, the "Banks"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent ("Administrative Agent") and collateral agent, ABN AMRO BANK N.V., as syndication agent, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as documentation agent, and WHITEHALL JEWELLERS, INC., a Delaware corporation (the "Borrower").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Agents (as defined in the Agreement), the Banks and the Borrower are parties to that certain Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of July 29, 2003, as amended by that certain First Amendment to Second Amended and Restated Revolving Credit and Gold Consignment Agreement dated as of March 23, 2004 (collectively, the "Agreement"); and

         WHEREAS, the Borrower and the Banks have agreed to further amend the Agreement to, among other items, (i) add an additional reserve in the amount of $15,000,000 to the Borrowing Base (as defined in the Agreement) and (ii) amend certain financial and reporting covenants, all in accordance with the terms and conditions of this Amendment.

         NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:

         1. Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

         2. Amendment of the Agreement.

                  (a) The first sentence contained within the definition of the term "Borrowing Base" is hereby amended and restated to read as follows:

                  At the relevant time of reference thereto, an amount determined by the Administrative Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agents pursuant to ss.10.4(f), which is equal to the sum of (a) the lesser of (i) sixty-five percent (65%) of the net book value

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         (determined on an average cost basis at lower of cost or market) of
         Eligible Inventory and (ii) the sum of (A) sixty percent (60%) of the net book value (determined on an average cost basis at lower of cost or market) of Eligible Inventory minus the Fair Market Value of Precious Metal contained in Eligible Inventory, plus (B) 90% of the Fair Market Value of the Precious Metal contained in Eligible Inventory; minus (b) the Inventory Shrink Reserve; minus (c) the Layaway Reserve; plus (d) 85% of Eligible Accounts Receivable; minus (e) an additional Reserve in the amount of $15,000,000 (which $15,000,000 Reserve may only be amended at the direction of the Required Banks).

                  (b) Section 8.4(f) of the Agreement is hereby amended and restated to read as follows:

                  (f) within five (5) Business Days following the end of each calendar week, or at such earlier time as the Administrative Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as at the end of such calendar week or other date so requested by the Administrative Agent. In addition to the foregoing, within ten (10) Business Days after the end of each calendar month or at such earlier time as the Administrative Agent may reasonably request (i) a Borrowing Base Report setting forth the Borrowing Base as at the end of such calendar month or other date so requested by the Administrative Agent,
         (ii) a Consigned Precious Metal Report setting forth (1) the amount of the Consigned Precious Metal and Borrower's Precious Metal as of the end of such calendar month or other date so requested by the Administrative Agent, and (2) a calculation of the Consignment Advance Rate Percentage multiplied by the Fair Market Value of the sum of (y) Borrower's Precious Metal plus (z) Consigned Precious Metal as of the end of such calendar month or other date so requested by the Agents, and (iii) a Monthly Inventory Report, in each case together with supporting schedules and documentation, with each such Borrowing Base Report and Consigned Precious Metal Report to be accompanied by a certification by the Controller, Senior Vice President of Finance or the principal financial or accounting officer of the Borrower that the information contained therein is true and accurate in all respects;

                  (c) Section 10.1 of the Agreement is hereby amended and restated to read as follows:

                  10.1 Fixed Charge Coverage Ratio. The Borrower will not permit, for any period of four consecutive fiscal quarters, the ratio of (a) the sum of (i) Consolidated EBITDA for such period plus (ii) Consolidated Minimum Store Rent for such period to (b) the sum of (i) Consolidated Minimum Store Rent for such period plus (ii) Consolidated Cash Interest Expense for such period, to be less than (x) 1.00:1.00 measured at January 31, 2005 and (y) 1.25:1.00 at the end of each fiscal quarter thereafter. Notwithstanding the foregoing, for purposes of calculating EBITDA, the Borrower may exclude (i) any cash or non-cash charges arising from the application of the Financial Accounting Standard Board's Statement No. 5 and (ii) upon approval of the Administrative Agent, a deduction for cash and non-cash expenses incurred by the Borrower for legal, accounting and consultant's fees and expenses arising from the Capital Factors Lawsuit and the resulting SEC inquiry and the U.S. Attorney investigation associated therewith.

         3. Representations, Warranties and Covenants. The representations and warranties set forth in Section 7 and all covenants set forth in Sections 8, 9 and 10 of the Agreement shall be deemed remade and affirmed as of the date hereof by Borrower, except any and all references to the Agreement in such representations, warranties and covenants shall be deemed to include this Amendment.

         4. Delivery of Documents/Information. Prior to entering into this Amendment, Administrative Agent shall have received from Borrower the following fully executed documents, in form and substance satisfactory to Administrative Agent and each Bank, and all of the transactions contemplated by each such document shall have been consummated or each condition contemplated by each such document shall have been satisfied:

                  (a) this Amendment;

                  (b) Secretary's Certificate of Borrower with resolutions and incumbency; and

                  (c) such other documents, certificates and opinions as Administrative Agent may request.

         5. Reference to the Effect on the Agreement.

                  (a) References. Upon the date of this Amendment and on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Agreement, as amended hereby.

                  (b) Ratification. As specifically modified above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

         6. Representations and Warranties of the Borrower. Borrower hereby represents and warrants to Administrative Agent and the Banks as of the date hereof as follows:

                  (a) The execution and delivery of this Amendment and the performance by Borrower of its obligations hereunder are within the Borrower's powers and authority, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with the Certificate of Incorporation or By-laws of Borrower.

                  (b) The Agreement (as amended by this Amendment) and the other Loan Documents constitute legal, valid and binding obligations enforceable in accordance with their terms by Administrative Agent and the Banks against Borrower, and Borrower expressly reaffirms each of its obligations under the Agreement (as amended by this Amendment) and each of the other Loan Documents, including, without limitation, the Borrower's Liabilities. Borrower further expressly acknowledges and agrees that Administrative Agent has a valid, duly



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

perfected, first priority and fully enforceable security interest in and lien against each item of Collateral except as otherwise set forth in the Agreement. Borrower agrees that it shall not dispute the validity or enforceability of the Agreement (as it was stated before and after this Amendment) or any of the other Loan Documents or any of its respective obligations thereunder, or the validity, priority, enforceability or extent of Administrative Agent's security interest in or lien against any item of Collateral, in any judicial, administrative or other proceeding;

                  (c) No consent, order, qualification, validation, license, approval or authorization of, or filing, recording, registration or declaration with, or other action in respect of, any governmental body, authority, bureau or agency or other Person is required in connection with the execution, delivery or performance of, or the legality, validity, binding effect or enforceability of, this Amendment; and

                  (d) The execution, delivery and performance of this Amendment by Borrower does not and will not violate any law, governmental regulation, judgment, order or decree applicable to Borrower and does not and will not violate the provisions of, or constitute a default or any event of default under, or result in the creation of any security interest or lien upon any property of Borrower pursuant to, any indenture, mortgage, instrument, contract, agreement or other undertaking to which Borrower is a party or is subject or by which Borrower or any of its real or personal property may be bound.

         7. Fees and Expenses. The Borrower agrees to pay on demand all costs, fees and expenses of or incurred by the Administrative Agent in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the reasonable fees and expenses of counsel for the Administrative Agent, search fees and taxes payable in connection with this Amendment and any future amendments to the Agreement. In addition, the Borrower agrees to pay to Administrative Agent, for the benefit of the Banks, a closing fee of $150,000 upon the execution and delivery of this Amendment by the Banks which fee shall be fully earned and non-refundable as of the date of this Amendment.

         8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]




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
      (SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND
                   GOLD CONSIGNMENT AGREEMENT SIGNATURE PAGE)


         IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment to Second Amended and Restated Revolving Credit and Gold Consignment Agreement as of the date first above written.

                                     WHITEHALL JEWELLERS, INC.


                                     By:  /s/ John R. Desjardins
                                        --------------------------------------
                                     Name: John R. Desjardins
                                          ------------------------------------
                                     Title: Executive Vice President
                                           -----------------------------------


                                     LASALLE BANK NATIONAL
                                     ASSOCIATION, for itself and as
                                     Administrative Agent for the Banks


                                     By:  /s/ Robert Barnhard
                                        --------------------------------------
                                     Name: Robert Barnhard
                                          ------------------------------------
                                     Title: Senior Vice President - Group Head
                                           -----------------------------------


                                     JPMORGAN CHASE BANK, NATIONAL
                                     ASSOCIATION, individually
                                     and as Documentation Agent


                                     By:  /s/ Michael Stevenson
                                        --------------------------------------
                                     Name: Michael Stevenson
                                          ------------------------------------
                                     Title: Vice President
                                           -----------------------------------


                                     ABN AMRO BANK N.V., individually and
                                     as Syndication Agent


                                     By:  /s/ Jeffrey Sarfaty
                                        --------------------------------------
                                     Name: Jeffrey Sarfaty
                                          ------------------------------------
                                     Title: Vice President
                                           -----------------------------------

                                     By:  /s/ Frederick G. Jennings
                                        --------------------------------------
                                     Name: Frederick G. Jennings
                                          ------------------------------------
                                     Title: Vice President
                                           -----------------------------------

      (SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND
              GOLD CONSIGNMENT AGREEMENT SIGNATURE PAGE, CONTINUED)


                                     FLEET RETAIL GROUP, INC., as a Bank


                                     By: /s/ Christine Hutchinson
                                        --------------------------------
                                     Name: Christine Hutchinson
                                          ------------------------------
                                     Title: Vice President
                                           -----------------------------


                                     SOVEREIGN BANK, as a Bank


                                     By:  /s/ Irene A. Ogarek
                                        --------------------------------
                                     Name: Irene A. Ogarek
                                          ------------------------------
                                     Title: Vice President
                                           -----------------------------